UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

Venti Variabiles
MARE AUSTRALE

Bishop Street Funds

Annual Report
December 31, 2015

STRATEGIC GROWTH FUND

DIVIDEND VALUE FUND

HIGH GRADE INCOME FUND

HAWAII MUNICIPAL BOND FUND

Investment Adviser

Bishop Street
Capital Management

BISHOP STREET FUNDS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET

TABLE OF CONTENTS

FUNDS

BISHOP STREET

LETTER TO SHAREHOLDERS

FUNDS

Dear Shareholder:

In 2015, most major U.S. asset classes experienced small positive returns. The S&P 500 Index saw its three-year streak of double digit returns snapped in 2015, gaining just +1.4% on the year. Interest rates rose modestly across all maturities, with the Barclays Capital U.S. Aggregate Bond Index returning +0.55%. International asset classes had mixed results during the year with Emerging Market stocks and bonds experiencing the biggest drawdowns. Commodities were the worst performing asset class in 2015, declining almost 25%, with oil dropping 28.5%.

The first half of 2015 was relatively uneventful for equity markets as they trudged modestly higher despite U.S. economic indicators signaling a moderate expansion. This calm was shattered in the last two weeks of August as the S&P 500 declined over 11% amid uncertainty regarding the timing of the Federal Reserve’s (Fed) next move, rumors of an economic slowdown in China and the surprising devaluation of the Yuan. This sell-off was followed by a sharp rebound into yearend, as the S&P 500 rallied over 9%. This market strength in the fourth quarter helped the S&P 500 finish the year with a small positive total return.

Increases in interest rates across all maturities culminated in December with the Fed raising its targeted Fed Funds rate by 0.25%; the first rate change since 2008 and the first rate increase since 2006. Municipal securities and securitized debt were the best performers in the investment grade fixed income space as investors gravitated to sectors with higher credit quality and lower durations. Since then, U.S. economic data has been a mixed bag with strong job growth, low unemployment, low inflation and moderate U.S. economic growth. In these conditions, the U.S. dollar continued to hold value versus the other major world currencies.

Looking Ahead

While the medium term trajectory of interest rates is likely to be higher, the path to get there will likely be a long one and while the Federal Reserve indicated that the future Federal Funds Rate will be 1.375% in December of 2016, this is likely too optimistic. The backdrop of low interest rates, low inflation, and modest economic growth

Bishop Street Funds

continues to be one that should be supportive of riskier assets. That said, the volatility we experienced in the middle of the year is likely to be the “new normal” and with that in mind, we believe that the importance of holding a diversified portfolio of stocks and bonds is paramount to your long-term investment success. As such, we believe that our Bishop Street Funds offer excellent fixed income and equity strategies that should continue to serve as pillars of your diversified investment portfolio.

Thank you for investing with Bishop Street Funds. We value your continued trust and confidence.

Sincerely,

Michael K. Hirai, CFA, CPA

President and Chief Investment Officer

Bishop Street Capital Management

January 28, 2016

The performance data quoted represents past performance. Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

DEFINITIONS OF COMPARATIVE INDICES

FUNDS

Definitions of Comparative Indices

Barclays Capital U.S. Aggregate Bond Index is made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Corporate A – Rated Debt Funds Objective – Funds that invest primarily in corporate debt issues rated “A” or better or government issues.

Lipper Large-Cap Core Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500 Index.

Lipper Other States Municipal Debt Funds Objective – Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Bishop Street Funds

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Standard & Poor’s 500 Index (S&P 500 Index) is an unmanaged list of common stocks which includes 500 large companies.

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Strategic Growth Fund

Although the U.S. economy topped the rest of the developed world, fourth-quarter news was mixed. Manufacturing output weakened and the housing market rebound lost some steam. However, robust job growth pushed the U.S. labor market to full employment, and strong vehicle sales continued to fuel consumer spending. Solid holiday sales cheered retailers. Elsewhere in the economic news:

- The U.S. dollar continued to surge against the euro and most other global currencies, a reflection of stronger U.S. economic conditions.

- Energy prices hit new lows. As the price of crude oil sank to $37 per barrel, gasoline prices dropped below $2 a gallon.

- The Federal Reserve (the Fed) took action…finally. The Fed raised its target short-term borrowing rate by one-quarter percentage point, to 0.25% — 0.50%, citing job growth for its policy shift.

Against this backdrop, in the fourth quarter, the S&P 500 Index rose 7.04%, but for the year, the broad-based index gained only 1.38% with dividends reinvested. Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, lost 0.57% as the 10-year Treasury yield moved higher. (Bond prices and yields move in opposite directions.) Materials, health care and information technology stocks led the market. Energy stocks were the only declining sector for the period. Growth stocks led value stocks and large caps outperformed mid- and small-cap stocks

Stocks rebounded strongly following August and September’s market correction, with the S&P 500 Index posting a 7.04% return for the quarter. The period got off to a fast start, as October proved to be the best month for the S&P 500 Index since October of 2011. As the quarter progressed, the equity market struggled to find direction and trended lower to close out the year.

In this choppy period, investors quickly turned their interest to the employment report, which was much better than expected and allowed the Fed to increase interest rates for the first time in nine years. Good news on the job front was tempered by continued sluggishness overseas, heightened tensions in the Middle East and the tragic events that unfolded in Paris.

Bishop Street Funds

Overall, the strategy fared well during the quarter, as investors rewarded our high-quality, high-growth companies. Many of our positions continued to deliver strong results against an earnings season backdrop where, generally speaking, companies continued to exceed earnings expectations yet fall short on revenues. The strategy posted a strong absolute return of 7.77% and outperformed (net of fees) its benchmark the Russell 1000 Growth Index which returned 5.67% — capping a strong year of relative outperformance.

Outperformance for the period was primarily driven by strong stock selection in the industrials, health care, consumer discretionary and information technology sectors. Our overweight to the health care sector and underweight to the lagging industrials sector proved beneficial and added to relative results. The strategy was modestly held back by stock selection in the consumer staples sector.

In industrials, Acuity Brands (an industrial LED lighting company) was a notable contributor, as shares were up significantly. The company delivered a strong quarter with record sales, which included 14% revenue growth for the quarter.

Our biotechnology positions bounced back nicely and lead the way in the health care sector. Throughout the quarter, Alexion Pharmaceuticals, Vertex Pharmaceuticals and Celgene all posted strong returns on stock-specific news. Alexion (focused on orphan diseases) gained in the double digits, as investors sent shares higher on the approvals of two of its therapies — Strensiq (treatment of infantile and juvenile-onset hypophosphatasia, or HPP) and Kanuma (treatment for genetic deficiency lysosomal acid lipase, or LAL).

We trimmed our position on the strength, but maintain conviction in the name, as the company continued to execute well and create ground-breaking therapies with a robust pipeline.

Vertex shares rallied, as the company’s launch of its new cystic fibrosis (CF) treatment Orkambi continued to gain momentum. Shortly after launch, indications were that approximately 95% of all CF treatment centers across the U.S. had written a prescription for the new therapy. Additionally, the European Union granted Vertex marketing authorization for patients 12 years of age and older — approximately 12,000 patients, whose number is even larger than the U.S. market.

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Late in the period, Celgene settled patent litigation for its blockbuster drug Revlimid, which removed a key overhang on the stock. The deal set a beneficial time table for limited generic distribution beginning in 2022, giving investors increased clarity on the company’s future sales and profitability.

In consumer discretionary, ecommerce leader Amazon.com continued to rally, sending shares higher. Early in the period, Amazon announced a strong quarter — expanding margins above expectations while maintaining high double-digit, top-line growth. Given the stock’s run this year, we have trimmed our position in the outperforming name.

Looking forward, we continue to like the company’s long-term growth story. As evidenced from this holiday shopping season, ecommerce continues to take an increasing share of consumer spending, and we believe that Amazon.com is the clear leader in field with its Prime Membership and ecosystem.

Our success in Amazon.com overcame positions in online travel company Priceline.com and electric car manufacturer Tesla Motors, which were relative detractors. Priceline.com announced a solid quarter but failed to meet heightened expectations. U.S. bookings came in slightly lower than expected from lower airfares, and management also issued guidance below consensus. The Paris terrorist attacks, which occurred shortly after quarterly results were announced, also weighed on sentiment across the travel industry.

Tesla got off to a slow start during the quarter, as the firm announced in-line delivery results with 11,580 vehicles, which included a small number of its recently launched Model X SUV. The stock took a hit as Consumer Reports magazine withdrew its recommendation, which earlier in the year was issued as “Best Overall,” after reliability survey results came in lower than anticipated. Shares rallied back to close out the year but did not make up enough ground.

In the information technology sector, internet software names performed well, including South American ecommerce leader MercadoLibre, Chinese ecommerce leader Alibaba and professional social media firm LinkedIn.

After pulling back on continued emerging market slowdown concerns, MercadoLibre and Alibaba rebounded sharply. MercadoLibre exceeded expectations, even in a challenging economic environment. The company announced year-over-year revenue

Bishop Street Funds

growth of 14% in dollar terms. There was also notable strength in Brazil, which accelerated sales growth to 30% from 15% in local terms.

Alibaba exceeded expectations (which were lowered during the market sell-off) and continued to execute well, with year-over-year revenue growth of 32% and improved monetization of its mobile business.

LinkedIn regained traction after struggling earlier this year and posted strong results, beating revenue and earnings estimates along with upward guidance. Their Talent Solutions business line was particularly strong.

These positives outweighed lesser results from our position in wearable fitness device manufacturer Fitbit, which declined double digits. With expectations already heightened, Fitbit delivered another strong quarter that exceeded sales and earnings estimates as well as raising guidance. Even with strong results of year-over-year revenue growth of 168% with impressive margins, shares traded lowered, as investors focused on the company’s announcement of a secondary stock offering. We added to our position on the weakness.

Our position in CVS Health accounted for the shortfall in the consumer staples sector for the quarter. CVS Health announced a solid quarter coming in line on earnings but fell shy of guidance expectations. While still positive, the name did not keep pace with the industry. We maintained our position in the name.

Outlook

We believe the low-growth world continues to persist in making those companies with true organic growth all the more important. The S&P 500 Index witnessed little to no earnings growth last year, so it is not surprising that the broader equity market has struggled to gain positive traction.

Despite a lackluster environment, those companies that demonstrated the ability to generate sales and earnings were rewarded, as growth stocks outperformed the more cyclical value-oriented companies by a solid margin.

We enter 2016 having a similar mindset to 2015, with our key premise remaining that fundamentals and earnings will drive stock returns. General sentiment may not lift all companies equally, as we have seen in the early and middle stages of this prolonged recovery; what matters is being selective. There are challenges such as global macro

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

headwinds, including the continuous threat of terrorism, divergent interest rate policies, the influence of a strong dollar and potential for slower-than-expected global growth rates.

The positives to keep in mind include Fed action that reduced the large amount of uncertainty, a resilient consumer that still benefits from low energy prices and accommodative interest rates, and potentially easier year-over-year earnings comparisons. Overall, we remain constructive on equities and particularly optimistic about our strategy’s prospects given our portfolio of companies with strong fundamentals and potentially less exposure to global macro factors.

We continue to balance the portfolio with established and emerging growth opportunities, focusing on unique business models that offer differentiated products and services that can grow in a variety of different economic environments. We believe companies offering an innovative product can maintain pricing power and garner incremental market share — hence, making them more attractive.

Many investors have trouble distinguishing between the noise and news. Being patient and keeping a long-term focus will be critical to investment success. The market can be very inefficient over short periods of time. However, in the end, the market often gets it right and rewards companies with superior earnings. Given the scarcity of growth, our companies have little to no debt and very robust top- and bottom-line growth, which we continue to believe provides a compelling investment opportunity.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal.

Bishop Street Funds

Strategic Growth Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Strategic Growth Fund, Class I, versus the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Classification.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
7.77%	16.24%	11.04%	6.46%	Strategic Growth Fund, Class I
5.67%	16.83%	13.53%	8.53%	Russell 1000 Growth Index
5.26%	16.17%	12.27%	7.54%	Lipper Large-Cap Growth Funds Classification

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2015	www.bishopstreetfunds.com

Strategic Growth Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Facebook Cl A	4.7%

2.	Alexion Pharmaceuticals	4.6%

3.	Bristol-Myers Squibb	4.6%

4.	LinkedIn Cl A	4.4%

5.	Splunk	4.2%

6.	Visa Cl A	4.1%

7.	Illumina	4.1%

8.	Vertex Pharmaceuticals	4.0%

9.	Monster Beverage	3.9%

10.	Adobe Systems	3.8%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK † — 99.8%
Consumer Discretionary — 12.1%
1,859	Amazon.com*	$1,257
17,300	Nike Cl B	1,081
1,103	priceline.com*	1,406
4,329	Tesla Motors*	1,039

		4,783

Consumer Staples — 7.1%
12,710	CVS Health	1,243
10,460	Monster Beverage*	1,558

		2,801

Financials — 2.8%
4,380	Intercontinental Exchange	1,122

Bishop Street Funds

Strategic Growth Fund

Schedule of Investments

(concluded)

Shares		Value (000)

Health Care — 32.5%
9,637	Alexion Pharmaceuticals*	$1,838
4,693	Biogen*	1,438
26,217	Bristol-Myers Squibb	1,803
11,590	Celgene*	1,388
10,260	DexCom*	840
8,370	Illumina*	1,607
7,303	Intercept Pharmaceuticals*	1,091
21,170	Novo Nordisk ADR	1,230
12,505	Vertex Pharmaceuticals *	1,573

		12,808

Industrials — 2.3%
3,860	Acuity Brands	903

Information Technology — 43.0%
15,820	Adobe Systems*	1,486
14,620	Alibaba Group Holding ADR*	1,188
21,091	Cognizant Technology Solutions Cl A*	1,266
17,626	Facebook Cl A*	1,845
36,749	Fitbit*	1,087
7,688	LinkedIn Cl A*	1,730
11,530	MercadoLibre	1,318
33,984	Mobileye NV*	1,437
14,900	ServiceNow*	1,290
13,010	Skyworks Solutions	1,000
28,076	Splunk*	1,651
21,082	Visa Cl A	1,635

		16,933

TOTAL COMMON STOCK (Cost $34,037)		39,350

SHORT-TERM INVESTMENT (A) — 0.5%
191,290	Dreyfus Cash Management Fund, Institutional Shares, 0.040% (Cost $191)	191

TOTAL INVESTMENTS (Cost $34,228) — 100.3%		$39,541

Percentages are based on Net Assets of $39,428 (000).

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of December 31, 2015.

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Dividend Value Fund

Although the U.S. economy topped the rest of the developed world, fourth-quarter news was mixed. Manufacturing output weakened and the housing market rebound lost some steam. However, robust job growth pushed the U.S. labor market to full employment and strong vehicle sales continued to fuel consumer spending. Solid holiday sales cheered retailers. Elsewhere in the economic news:

- The U.S. dollar continued to surge against the euro and most other global currencies, a reflection of stronger U.S. economic conditions.

- Energy prices hit new lows. As the price of crude oil sank to $37 per barrel, gasoline prices dropped below $2 a gallon.

- The Federal Reserve (the Fed) took action…finally. The Fed raised its target short-term borrowing rate by one-quarter percentage point, to 0.25% — 0.50%, citing job growth for its policy shift.

Against this backdrop, the S&P 500 Index rose 7.04%; but for the year, the broad-based index gained only 1.38% with dividends reinvested. Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, lost 0.57% as the benchmark 10-year Treasury yield moved higher. (Bond prices and yields move in opposite directions.) Materials, health care and information technology stocks led the market. Energy stocks were the only declining sector for the period. Growth stocks led value stocks and large caps outperformed mid and small-cap stocks.

For the year ended December 31, 2015, the Dividend Value Fund returned 0.44%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned -3.83% for the year.

As the stock market bounced back in the fourth quarter, key holdings in the financials and technology sectors contributed to the strategy’s performance advantage over its benchmark. An underweight in energy also aided relative returns. The market’s focus on cash flow and quality was in sync with the strategy’s emphasis on these qualities and a good match with portfolio holdings. Certain consumer staples stocks were the period’s biggest disappointments.

Bishop Street Funds

In the financials sector, Public Storage, a self-storage real estate investment trust, made a solid contribution to returns. With industry market share just short of 20%, the company continued to benefit from being the largest in its industry. Its ability to raise prices consistently and achieve economies of scale that its key competitors cannot continued to produce strong operating profits. Also in the financials sector, BlackRock excelled in a favorable market environment for asset managers. The company’s assets under management continued to grow, and the diversification and strength of its product offerings allowed it to increase assets organically at some of the best rates in the industry. The company has long executed well on its strategy.

In the technology sector, a substantial position in Microsoft aided returns, as investors rewarded the company’s healthy balance sheet and solid cash flow. Strong growth in its Azure business has positioned the company as one of the top providers of cloudbased services.

In the energy sector, the strategy had significantly less exposure than the benchmark. This positioning aided relative results and minimized losses, as the sector continued to come under the pressure of falling oil prices. Our decision to exit Kinder Morgan at the beginning of the quarter helped us avoid the share price decline prior to the December announcement of a significant dividend cut. Kinder Morgan’s board of directors reduced the quarterly dividend from $ 0.51 per share to $ 0.125 in order to fund capital projects. Kinder’s shares were down more than 35% in the month of December.

Although the portfolio included some strong performers in the industrials sector, including Honeywell International and Boeing, United Parcel Service was a drag on performance and an underweight in General Electric hurt relative results. United Parcel Service fell, as investors expressed concern about the company’s operating efficiency in its most important quarter of the year.

Outlook

Looking ahead, we believe it will become more challenging to find companies with organic growth and the ability to sustain margins. With that in mind, we believe that our focus on free cash flow and quality will continue to be important. Especially as concerns about China and emerging markets resurface, we plan to target companies with fairly consistent business franchises that meet our dividend criteria. Dividends played an important role in stock market returns in 2015, and we believe they have the potential to do the same in the year ahead.

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Dividend Value Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Dividend Value Fund, Class I, versus the Russell 1000 Value Index and the Lipper Large-Cap Core Funds Classification.

# Account value if you reinvested income and capital gains.

‡ Performance begins on April 30, 2006.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
0.44%	13.20%	11.41%	5.37%	Dividend Value Fund, Class I*
-3.83%	13.08%	11.27%	5.51%	Russell 1000 Value Index
-0.55%	13.38%	10.92%	6.02%	Lipper Large-Cap Core Funds Classification

*	Commenced operations on 05/03/06.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2015	www.bishopstreetfunds.com

Dividend Value Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Microsoft	4.5%

2.	Johnson & Johnson	3.2%

3.	Exxon Mobil	3.1%

4.	JPMorgan Chase	3.1%

5.	Wells Fargo	2.8%

6.	Home Depot	2.7%

7.	Apple	2.7%

8.	Merck	2.6%

9.	Philip Morris International	2.4%

10.	General Electric	2.3%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK — 97.6%
Consumer Discretionary — 8.7%
18,505	Comcast Cl A	$1,044
3,155	Genuine Parts	271
9,475	Home Depot	1,253
3,815	McDonald’s	451
7,420	Time Warner	480
4,060	TJX	288
3,625	VF	225

		4,012

Consumer Staples — 12.3%
16,120	Altria Group	938
4,485	Coca-Cola Enterprises	221

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Consumer Staples — (continued)
10,220	CVS Health	$999
8,785	General Mills	507
3,490	Kimberly-Clark	444
7,515	PepsiCo	751
12,475	Philip Morris International	1,097
7,015	Procter & Gamble	557
3,250	Wal-Mart Stores	199

		5,713

Energy — 7.5%
5,450	Chevron	490
18,460	Exxon Mobil	1,439
6,070	Occidental Petroleum	411
10,380	Schlumberger	724
5,925	Valero Energy	419

		3,483

Financials — 20.6%
5,620	ACE	657
1,445	AvalonBay Communities ‡	266
2,215	BlackRock	754
3,935	Chubb	522
5,535	CME Group	502
1,505	Crown Castle International ‡	130
6,795	Duke Realty ‡	143
815	Essex Property Trust ‡	195
21,425	JPMorgan Chase	1,415
12,200	Marsh & McLennan	676
7,375	Northern Trust	532
7,295	PNC Financial Services Group	695
2,505	Public Storage ‡	621
1,680	Simon Property Group ‡	327
3,945	T Rowe Price Group	282
12,125	US Bancorp	517
23,975	Wells Fargo	1,303

		9,537

Health Care — 12.5%
3,730	AbbVie	221
1,440	Amgen	234
10,305	Bristol-Myers Squibb	709
6,070	Gilead Sciences	614
14,525	Johnson & Johnson	1,492

December 31, 2015	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Health Care — (continued)
3,100	Medtronic PLC	$238
22,890	Merck	1,209
32,985	Pfizer	1,065

		5,782

Industrials — 12.3%
3,240	Boeing	469
4,155	Dover	255
4,595	General Dynamics	631
34,705	General Electric	1,081
10,055	Honeywell International	1,041
3,625	Lockheed Martin	787
2,945	Parker Hannifin	286
7,730	United Parcel Service Cl B	744
7,535	Waste Management	402

		5,696

Information Technology — 14.2%
12,120	Activision Blizzard	469
11,765	Apple	1,238
6,905	Automatic Data Processing	585
28,360	Cisco Systems	770
15,670	Intel	540
3,520	Kla-Tencor	244
2,840	Microchip Technology	132
37,515	Microsoft	2,082
9,090	Texas Instruments	498

		6,558

Materials — 2.3%
3,350	Eastman Chemical	226
2,620	LyondellBasell Industries NV Cl A	228
1,285	Sherwin-Williams	333
6,385	Sonoco Products	261

		1,048

Telecommunication Services — 2.3%
22,750	Verizon Communications	1,052

Utilities — 4.9%
4,955	American Electric Power	289
8,850	CMS Energy	319
3,945	Dominion Resources	267
5,820	Eversource Energy	297

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(concluded)

Shares		Value (000)

Utilities — (continued)
2,895	NextEra Energy	$301
4,655	PG&E	248
2,420	Sempra Energy	227
5,795	WEC Energy Group	297

		2,245

TOTAL COMMON STOCK (Cost $33,040)		45,126

SHORT-TERM INVESTMENT (A) — 2.3%
1,073,171	Dreyfus Cash Management Fund, Institutional Shares, 0.040% (Cost $1,073)	1,073

TOTAL INVESTMENTS (Cost $34,113) — 99.9%		$46,199

Percentages are based on Net Assets of $46,246 (000).

‡	Real Estate Investment Trust

(A)	The rate shown is the 7-day effective yield as of December 31, 2015.

Cl — Class

PLC — Public Limited Company

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

High Grade Income Fund

The U.S. fixed income markets generated modest gains in 2015, with the Barclays Capital U.S. Government Credit Index returning just 0.15% for year. Higher quality sectors of the investment grade market were the best performers while credit sensitive sectors lagged. More specifically, municipal and securitized debt performed best while corporate credit trailed. Interest rates increased modestly across all maturities during the year in expectation of a rate increase by the Federal Reserve. As expected, the Fed raised its target rate by 0.25% in December, its first move in six years.

The Fed signaled that it would raise its targeted rate four times in 2016, projecting a 1.375% Fed Funds rate by year end. This appears somewhat ambitious given the recent turbulence in the equity markets and mixed plate of economic data as of late. Uncertainty in the commodity markets coupled with weak growth in China and the negative effects of a strong U.S. dollar have caused much concern amongst investors. Consequently, the trajectory of interest rates will likely be constrained this year despite upward pressure over the long-term.

The Bishop Street High Grade Income Fund returned 0.37% for the year ended December 31, 2015 and modestly outperformed the Barclay’s Government Credit Index due to its defensive posture. Looking ahead, the Fund is well-positioned for a modest rise in interest rates as well as a rebound in corporate credit. Although increased market volatility is likely to be the new normal, we believe the U.S. economy will continue to show moderate growth and that inflation will be contained. As such, we believe that this backdrop should be a beneficial to shareholders of the Bishop Street High Grade Income Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Bishop Street Funds

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2015	www.bishopstreetfunds.com

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the High Grade Income Fund, Class I, versus the Barclays Capital U.S. Government/Credit Index and the Lipper Corporate A-Rated Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†

One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

0.37%	1.09%	3.02%	4.71%	High Grade Income Fund, Class I
0.15%	1.21%	3.39%	4.47%	Barclays Capital U.S. Government/Credit Index
-0.92%	1.35%	3.91%	4.41%	Lipper Corporate A-Rated Debt Funds Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

High Grade Income Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	U.S. Treasury Bond	4.500%	08/15/39	2.4%

2.	FHLMC, Ser 2011-3970, Cl KC	3.500%	03/15/33	2.1%

3.	International Business Machines	8.375%	11/01/19	1.7%

4.	FHLB	3.750%	12/14/18	1.6%

5.	FHLB	5.125%	03/10/17	1.6%

6.	U.S. Treasury Bond	4.375%	05/15/41	1.6%

7.	U.S. Treasury Bond	3.625%	08/15/43	1.6%

8.	MetLife	6.817%	08/15/18	1.6%

9.	New York City Water & Sewer System	6.124%	06/15/42	1.6%

10.	FHLB	4.125%	03/13/20	1.5%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

CORPORATE OBLIGATIONS — 53.1%
Banks — 3.9%
	Bank of Oklahoma
$500	1.052%, 05/15/17 (A)	$498
	Barclays Bank PLC
500	6.750%, 05/22/19	568
	Goldman Sachs Group MTN
500	7.500%, 02/15/19	572
	JPMorgan Chase
450	3.150%, 07/05/16	455
	MUFG Americas Holdings
250	2.250%, 02/10/20	246

December 31, 2015	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Banks — (continued)
	US Bancorp MTN
$500	3.000%, 03/15/22	$510

		2,849

Consumer Discretionary — 8.3%
	Amazon.com
350	4.800%, 12/05/34	368
	Anheuser-Busch InBev Finance
425	1.250%, 01/17/18	421
	Anheuser-Busch InBev Worldwide
350	7.750%, 01/15/19	405
	AutoZone
250	4.000%, 11/15/20	263
	Comcast
550	3.600%, 03/01/24	568
	DIRECTV Holdings LLC
275	3.800%, 03/15/22	277
	Dollar General
500	1.875%, 04/15/18	495
	Ford Motor Credit LLC
500	2.375%, 03/12/19	493
	George Washington University
225	4.363%, 09/15/43	217
	Home Depot
700	5.875%, 12/16/36	853
	Johnson Controls
500	4.250%, 03/01/21	514
	McDonald’s MTN
575	2.200%, 05/26/20	565
	Target
525	2.300%, 06/26/19	531

		5,970

Consumer Staples — 4.5%
	Campbell Soup
500	4.250%, 04/15/21	533
	Coca-Cola
250	2.875%, 10/27/25	246
200	2.450%, 11/01/20	204
	Colgate-Palmolive MTN
500	1.950%, 02/01/23	480
	ConAgra Foods
250	1.900%, 01/25/18	249

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Consumer Staples — (continued)
	Hershey
$250	2.625%, 05/01/23	$245
	Teva Pharmaceutical Finance BV
500	2.400%, 11/10/16	503
	Unilever Capital
375	2.100%, 07/30/20	373
	Walgreens Boots Alliance
400	3.300%, 11/18/21	392

		3,225

Energy — 3.1%
	BP Capital Markets PLC
265	3.814%, 02/10/24	265
	Devon Energy
400	6.300%, 01/15/19	412
	Halliburton
350	6.150%, 09/15/19	394
	Murphy Oil
500	2.500%, 12/01/17	459
	Occidental Petroleum
300	2.700%, 02/15/23	282
	Schlumberger Investment SA
400	3.650%, 12/01/23	406

		2,218

Financials — 13.9%
	American International Group
350	2.300%, 07/16/19	347
	Aon
500	3.125%, 05/27/16	504
	Bank of America MTN
750	2.600%, 01/15/19	752
	Bank of New York Mellon MTN
500	4.150%, 02/01/21	538
	Branch Banking & Trust
400	1.000%, 04/03/17	398
	General Electric Capital MTN
600	1.512%, 03/15/23 (A)	591
	Goldman Sachs Group MTN
725	1.061%, 06/04/17 (A)	723
	Lincoln National
500	8.750%, 07/01/19	601
	MetLife
1,000	6.817%, 08/15/18	1,126

December 31, 2015	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Financials — (continued)
	Morgan Stanley MTN
$550	5.750%, 10/18/16	$569
500	0.765%, 10/18/16 (A)	499
	Principal Financial Group
500	8.875%, 05/15/19	598
	Prudential Financial MTN
320	7.375%, 06/15/19	371
	Royal Bank of Canada MTN
650	2.150%, 03/06/20	645
	State Street
425	4.956%, 03/15/18	446
	Toyota Motor Credit MTN
630	1.375%, 01/10/18	631
	Ventas Realty
415	2.700%, 04/01/20 ‡	409
	Wells Fargo
300	2.150%, 01/15/19	302

		10,050

Health Care — 6.3%
	AbbVie
550	2.900%, 11/06/22	532
	Amgen
350	5.700%, 02/01/19	386
520	2.200%, 05/22/19	520
	AstraZeneca PLC
1,000	5.900%, 09/15/17	1,071
	Becton Dickinson and Co
500	3.125%, 11/08/21	504
	Gilead Sciences
650	4.500%, 04/01/21	703
	Merck Sharp & Dohme
750	5.000%, 06/30/19	827

		4,543

Industrials — 2.2%
	Caterpillar
500	7.900%, 12/15/18	585
	Raytheon
475	2.500%, 12/15/22	465
	United Technologies
550	3.100%, 06/01/22	560

		1,610

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Information Technology — 6.1%
	Apple
$725	2.850%, 05/06/21	$742
	Intel
550	3.300%, 10/01/21	570
	International Business Machines
1,000	8.375%, 11/01/19	1,237
	Microsoft
500	3.625%, 12/15/23	525
	NetApp
550	3.375%, 06/15/21	537
	Symantec
300	4.200%, 09/15/20	310
	Texas Instruments
500	1.000%, 05/01/18	493

		4,414

Materials — 1.9%
	Mosaic
500	5.625%, 11/15/43	479
	Praxair
500	2.200%, 08/15/22	478
	Rio Tinto Finance USA PLC
350	9.000%, 05/01/19	409

		1,366

Telecommunication Services — 1.0%
	AT&T
305	5.500%, 02/01/18	326
	Verizon Communications
375	2.625%, 02/21/20	376

		702

Transportation — 1.4%
	Burlington Northern Santa Fe LLC
625	4.450%, 03/15/43	594
	Continental Airlines
410	9.000%, 07/08/16	423

		1,017

Utilities — 0.5%
	CenterPoint Energy
350	5.950%, 02/01/17	365

TOTAL CORPORATE OBLIGATIONS (Cost $37,681)		38,329

December 31, 2015	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

U.S. TREASURY OBLIGATIONS — 18.8%
	U.S. Treasury Bond
$800	6.000%, 02/15/26	$1,068
500	5.375%, 02/15/31	678
700	4.750%, 02/15/37	928
1,350	4.500%, 08/15/39	1,728
895	4.375%, 05/15/41	1,129
335	3.750%, 08/15/41	385
1,000	3.625%, 08/15/43	1,126
525	3.000%, 05/15/45	523
1,075	3.000%, 11/15/45	1,072
1,000	2.875%, 05/15/43	975
	U.S. Treasury Note
275	3.750%, 11/15/18	294
350	3.625%, 02/15/21	380
625	3.125%, 10/31/16	637
500	3.125%, 01/31/17	512
600	2.875%, 03/31/18	623
405	2.625%, 04/30/16	408
750	2.375%, 07/31/17	766
325	1.375%, 02/28/19	325

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,832)		13,557

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.5%
	FFCB
500	1.420%, 12/28/18	499
	FHLB
1,100	5.125%, 03/10/17	1,154
475	4.750%, 03/10/23	552
1,000	4.125%, 03/13/20	1,096
1,100	3.750%, 12/14/18	1,173
	FHLMC
875	8.250%, 06/01/16	901
	FHLMC MTN
700	1.200%, 09/28/18	696
	FNMA
775	1.500%, 10/29/20(B)	767

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,727)		6,838

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 9.0%
	Akron Ohio, RB, NATL Insured
$500	5.610%, 12/01/26, Pre-Refunded @ 100 (C)	$523
	Atlantic City Board of Education, GO
350	6.800%, 08/15/28	376
	Babylon New York, GO
375	4.600%, 07/01/37	377
	California State, GO
560	6.509%, 04/01/39	652
	Connecticut State, GO
200	5.295%, 10/01/29	228
	Houston, Independent School District, GO
250	6.125%, 02/15/28	280
	Hudson County, Improvement Authority, RB, AGM Insured
575	7.400%, 12/01/25	683
	Maryland State, Transportation Authority, RB
500	5.788%, 07/01/29	594
	Napa Valley Unified School District, GO
225	6.507%, 08/01/43	281
	New York City Water & Sewer System, RB
1,000	6.124%, 06/15/42	1,122
	New York, New York, GO
300	6.268%, 03/01/31	337
	San Antonio Texas Water System Revenue, RB
250	5.502%, 05/15/29	295
	St. Louis, Missouri School District, Qualified School Construction Boards, GO
200	4.700%, 04/01/28	214
	Stockton Public Financing Authority, RB
500	7.942%, 10/01/38	567

TOTAL MUNICIPAL BONDS (Cost $6,478)		6,529

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 6.8%
	FHLMC, Ser 2011-3970, Cl KC
1,500	3.500%, 03/15/33	1,542
	FHLMC, Ser 2015-4425, Cl BY
597	2.000%, 01/15/45	474
	FHLMC, Ser E01488
95	5.000%, 10/01/18	99
	FHLMC, Ser G12710
125	5.500%, 07/01/22	128

December 31, 2015	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)
	FNMA, Ser 2003-33, Cl AB
$95	3.750%, 03/25/33	$96
	FNMA, Ser 2003-58, Cl D
68	3.500%, 07/25/33	70
	FNMA, Ser 2012-84, Cl JB
400	3.000%, 05/25/42	391
	FNMA, Ser 2013-92, Cl MT
85	4.000%, 07/25/41	91
	FNMA, Ser 889958
57	5.000%, 10/01/23	61
	GNMA, Ser 2011-112, Cl JP
370	2.000%, 02/20/40	370
	GNMA, Ser 2012-101, Cl KL
964	2.000%, 09/20/41	911
	GNMA, Ser 2012-91, Cl QL
765	2.000%, 09/20/41	659

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $4,945)		4,892

NON-AGENCY MORTGAGE-BACKED OBLIGATION (A) — 1.0%
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
803	1.980%, 04/25/32 (Cost $730)	758

SHORT-TERM INVESTMENT (D) — 1.1%
	Dreyfus Cash Management Fund, Institutional Shares, 0.040%
816,682	(Cost $817)	817

TOTAL INVESTMENTS (Cost $70,210) — 99.3%		$71,720

Percentages are based on Net Assets of $72,251 (000).

‡	Real Estate Investment Trust

(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2015. The maturity date shown is the final maturity date.

(B)	Step Bond — The rate reflected on the Schedule of Investments is the effective yield on December 31, 2015. The coupon on a step bond changes on a specified date.

(C)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(D)	The rate shown is the 7-day effective yield as of December 31, 2015.

AGM — Assured Guaranty Municipal Corp.

Cl — Class

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(concluded)

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

LLC — Limited Liability Corporation

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Hawaii Municipal Bond Fund

Municipal bonds were the best-performing sector in the investment grade fixed income markets in 2015. AAA general obligation municipal bonds rallied on concerns of weakening economic growth, falling commodity prices and increased volatility in global equity markets. The result was further compression of the ratio of municipal bond yields to U.S. treasuries with the yield curve flattening in anticipation of a slowing economy. Meanwhile, the Federal Reserve raised its target Fed Funds rate as expected in December adding further pressure on the shape of the yield curve. Bond issuance climbed in 2015, as issuers raced to the new issue market ahead of the Fed’s interest rate lift-off. Although most of the new issues were refundings, demand continued to be robust as net new inflows into the municipal bond market totaled approximately $13.3 billion for the year.

The Bishop Street Hawaii Municipal Bond Fund returned 2.61% for the year but underperformed the Barclay’s Municipal Bond Index which returned 3.30% for 2015. Although its 13.2% allocation to other national issuers was a positive contributor to performance, the Fund’s relative short duration and underperformance to other national issuers hindered performance. A positive influence on performance was an overweight in longer-dated securities and exposure to revenue bonds. Looking ahead, the Fund is well-positioned for a modest rise in interest rates and the continued flattening of the yield curve.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2015	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Hawaii Municipal Bond Fund, Class I or Class A, versus the Barclays Capital Municipal Bond Index and the Lipper Other States Municipal Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
2.61%	2.10%	3.98%	3.68%	Hawaii Municipal Bond Fund, Class I
2.36%	1.85%	3.73%	3.42%	Hawaii Municipal Bond Fund, Class A
-0.74%	0.83%	3.10%	3.11%	Hawaii Municipal Bond Fund, Class A, with load**
3.30%	3.16%	5.35%	4.72%	Barclays Capital Municipal Bond Index
2.48%	2.11%	4.63%	3.81%	Lipper Other States Municipal Debt Funds Objective

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2015	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Hawaii State, Department of Budget & Finance, Sub-Ser	6.500%	07/01/39	3.1%

2.	Hawaii State, Department of Transportation, Airports Division Lease Revenue, AMT	5.000%	08/01/27	2.8%

3.	Hawaii State, Department of Budget & Finance, Ser A	5.000%	07/01/35	2.3%

4.	Hawaii State, Airport System Authority, Ser A	5.250%	07/01/27	2.0%

5.	Hawaii State, Ser EO	5.000%	08/01/34	1.6%

6.	University of Hawaii, Ser B	5.000%	10/01/34	1.6%

7.	Hawaii State, Airport System Authority, AMT	5.000%	07/01/24	1.5%

8.	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, AGM Insured	6.500%	07/01/33	1.5%

9.	Hawaii State, Department of Budget & Finance, Ser A	5.000%	07/01/27	1.5%

10.	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, AGM Insured	5.000%	11/01/31	1.4%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 98.4%
Alabama — 0.2%
	Huntsville, Electric System Revenue, RB
$225	5.250%, 12/01/29	$269

Alaska — 0.9%
	Alaska Housing Finance, Ser A, RB, NATL Insured
100	5.250%, 12/01/24 , Pre-Refunded @ 100 (A)	108
	Alaska Municipal Bond Bank Authority, Ser 3, RB, Bond Bank Moral Obligation Insured
1,000	5.000%, 09/01/22	1,186

		1,294

Arkansas — 0.4%
	Little Rock, Sewer Revenue, RB
500	5.000%, 08/01/20	577

California — 2.6%
	California State, GO
235	4.500%, 03/01/21	264
150	4.500%, 08/01/30	155
	Santa Monica, Community College District, Ser B, GO
2,250	3.7%, 08/01/35 (B)	998
	Sonoma County, Junior College District, GO
1,000	5.000%, 08/01/27	1,197
	University of California, Ser AF, RB
1,000	5.000%, 05/15/36	1,166

		3,780

Florida — 0.8%
	Jacksonville, Sales Tax Revenue, Ser A, RB
1,000	5.000%, 10/01/29	1,145

Georgia — 0.4%
	Atlanta, Water & Wastewater Revenue, Ser A, RB, NATL Insured
450	5.500%, 11/01/27	567

Hawaii — 85.2%
	Hawaii County, Ser A, GO
500	5.000%, 09/01/20	581
1,000	5.000%, 07/15/22	1,094
250	5.000%, 09/01/22	302
500	4.000%, 03/01/22	547
	Hawaii County, Ser B, GO
200	5.000%, 09/01/22	241

December 31, 2015	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii State, Airport System Authority, RB, AGM Insured
$1,000	5.250%, 07/01/27	$1,173
	Hawaii State, Airport System Authority, Ser A, RB
250	5.250%, 07/01/23	293
2,500	5.250%, 07/01/27	2,921
1,000	5.250%, 07/01/28	1,165
900	5.250%, 07/01/30	1,042
1,500	5.000%, 07/01/45	1,665
	Hawaii State, Airport System Authority, RB, AMT
2,000	5.000%, 07/01/24	2,281
1,000	4.125%, 07/01/24	1,092
1,000	3.000%, 07/01/17	1,029
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, AGC Insured
1,000	5.000%, 01/01/26	1,002
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser A, RB
425	6.000%, 07/01/33	515
500	4.625%, 07/01/21	565
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser B, RB
225	5.000%, 07/01/18	246
55	3.000%, 07/01/19	58
	Hawaii State, Department of Budget & Finance, RB
325	5.125%, 07/01/31	369
300	3.600%, 11/15/20	302
300	3.350%, 11/15/19	302
	Hawaii State, Department of Budget & Finance, Ser A, RB
100	5.000%, 07/01/22	119
575	5.000%, 07/01/26	672
1,800	5.000%, 07/01/27	2,169
2,975	5.000%, 07/01/35	3,458
850	4.000%, 07/01/18	910
	Hawaii State, Department of Budget & Finance, Ser B, RB
775	5.000%, 07/01/28	885
	Hawaii State, Department of Budget & Finance, RB
4,100	6.500%, 07/01/39	4,653
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, AGM Insured
2,000	5.000%, 11/01/31	2,062
110	4.250%, 11/01/26	113
	Hawaii State, Department of Hawaiian Home Lands, RB
100	4.250%, 04/01/16	101

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii State, Department of Transportation, Airports Division Lease Revenue, COP, AMT
$1,525	5.000%, 08/01/21	$1,773
3,675	5.000%, 08/01/27	4,201
	Hawaii State, Department of Transportation, COP, AMT
1,000	5.250%, 08/01/25	1,176
	Hawaii State, Harbor System Revenue, Ser A, RB
100	5.000%, 07/01/25	113
1,125	4.250%, 07/01/21	1,240
	Hawaii State, Harbor System Revenue, Ser B, RB, AMT, AGM Insured
500	5.000%, 01/01/23	501
	Hawaii State, Highway Authority, RB
500	5.750%, 01/01/28	564
605	5.500%, 07/01/18	671
1,000	5.500%, 01/01/25	1,122
	Hawaii State, Highway Authority, RB, BHAC Insured
550	4.750%, 01/01/22	603
	Hawaii State, Highway Authority, Ser A, RB
700	5.000%, 01/01/23	850
1,600	5.000%, 01/01/30	1,918
1,700	5.000%, 01/01/31	1,996
1,000	5.000%, 01/01/33	1,184
400	5.000%, 01/01/34	472
	Hawaii State, Highway Authority, Ser B, RB, AGM Insured
1,250	5.250%, 07/01/18	1,377
1,600	5.250%, 07/01/19	1,819
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB, FHLMC Insured
200	3.900%, 04/01/22	212
115	3.750%, 04/01/21	121
180	3.500%, 04/01/20	188
115	3.000%, 04/01/18	118
	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, RB, AGM Insured
2,000	6.500%, 07/01/33	2,223
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA/FHLMC Insured
490	3.450%, 01/01/22	509
	Hawaii State, Housing Finance & Development, Wilikina Apartments Project, Ser A, RB
1,000	5.000%, 05/01/34	1,006

December 31, 2015	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii State, Ser DK, GO
$280	5.000%, 05/01/18	$306
310	5.000%, 05/01/25, Pre-Refunded @ 100 (A)	339
1,160	5.000%, 05/01/27, Pre-Refunded @ 100 (A)	1,269
	Hawaii State, Ser DN, GO
200	5.250%, 08/01/25, Pre-Refunded @ 100 (A)	221
	Hawaii State, Ser DO, GO
850	5.000%, 08/01/17	905
	Hawaii State, Ser DQ, GO
100	5.000%, 06/01/21, Pre-Refunded @ 100 (A)	112
	Hawaii State, Ser DR, GO
1,095	5.000%, 06/01/17	1,159
1,000	5.000%, 06/01/19	1,128
735	4.250%, 06/01/19	811
	Hawaii State, Ser DT, GO
270	5.000%, 11/01/19	308
225	4.500%, 11/01/19	252
	Hawaii State, Ser DY, GO
825	5.000%, 02/01/19	921
500	5.000%, 02/01/20	574
125	4.000%, 02/01/20	138
	Hawaii State, Ser DZ, GO
1,025	5.000%, 12/01/17	1,104
960	5.000%, 12/01/23, Pre-Refunded @ 100 (A)	1,146
120	5.000%, 12/01/26, Pre-Refunded @ 100 (A)	142
250	5.000%, 12/01/28	296
250	5.000%, 12/01/30	294
1,000	5.000%, 12/01/31	1,168
	Hawaii State, Ser EA, GO
935	5.000%, 12/01/21	1,119
1,700	5.000%, 12/01/22	2,027
	Hawaii State, Ser EF, GO
500	5.000%, 11/01/22	608
300	5.000%, 11/01/23	362
	Hawaii State, Ser EH, GO
1,000	5.000%, 08/01/18	1,101
675	5.000%, 08/01/23	828
200	5.000%, 08/01/24	244
200	5.000%, 08/01/32	236
	Hawaii State, Ser EO, GO
150	5.000%, 08/01/24	186
1,000	5.000%, 08/01/33	1,185
2,075	5.000%, 08/01/34	2,450

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Hawaii State, Ser EP, GO
$1,000	5.000%, 08/01/22	$1,211
	Hawaii State, Ser ET, GO
1,275	4.000%, 10/01/18	1,377
1,175	4.000%, 10/01/27	1,334
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB
1,050	5.000%, 07/01/19	1,190
875	5.000%, 07/01/23	1,048
525	5.000%, 07/01/31	621
130	4.000%, 07/01/18	139
400	3.000%, 07/01/17	413
	Honolulu Hawaii City & County, Board of Water Supply, Ser B, RB, AMT, NATL Insured
2,000	5.250%, 07/01/16, Pre-Refunded @ 100 (A)	2,046
50	5.000%, 07/01/16	51
	Honolulu Hawaii City & County, Ser A, GO
1,100	5.250%, 04/01/19, Pre-Refunded @ 100 (A)	1,244
275	5.250%, 08/01/31	322
1,000	5.000%, 04/01/19, Pre-Refunded @ 100 (A)	1,123
775	5.000%, 10/01/19	881
680	5.000%, 11/01/21	810
500	5.000%, 11/01/22	606
1,000	5.000%, 10/01/27	1,238
150	5.000%, 10/01/29	183
1,250	5.000%, 10/01/35	1,489
700	4.000%, 11/01/19	772
325	4.000%, 08/01/22	365
275	3.750%, 04/01/18	292
	Honolulu Hawaii City & County, Ser A, GO, AGM Insured
1,000	5.000%, 07/01/17, Pre-Refunded @ 100 (A)	1,063
60	5.000%, 07/01/19, Pre-Refunded @ 100 (A)	64
	Honolulu Hawaii City & County, Ser B, GO
300	5.000%, 12/01/16	312
250	5.000%, 12/01/18	278
375	5.000%, 08/01/21	445
350	5.000%, 08/01/22	414
200	5.000%, 11/01/24	242
700	5.000%, 08/01/26	824
	Honolulu Hawaii City & County, Ser B, GO, AGM Insured
515	5.250%, 07/01/16	527
100	5.250%, 07/01/19	114

December 31, 2015	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
	Honolulu Hawaii City & County, Ser C, GO
$200	4.750%, 09/01/18	$219
	Honolulu Hawaii City & County, Ser D, GO
1,000	5.250%, 09/01/22	1,154
	Honolulu Hawaii City & County, Wastewater System Authority, Ser A, RB
635	5.000%, 07/01/20	720
250	5.000%, 07/01/25	296
100	5.000%, 07/01/31	117
1,000	5.000%, 07/01/38	1,126
	Honolulu Hawaii City & County, Wastewater System Authority, Ser B, RB
500	5.000%, 07/01/20	579
500	4.000%, 07/01/21	564
	Honolulu Hawaii City & County, Wastewater System Authority, Ser Junior A-1, RB, NATL Insured
815	5.000%, 07/01/22, Pre-Refunded @ 100 (A)	833
	Honolulu Hawaii City & County, Wastewater System Authority, Ser S, RB
650	5.000%, 07/01/22	781
200	4.000%, 07/01/22	227
	Honolulu Hawaii City & County, Wastewater System Authority, Waipahu Towers Project, Ser A, RB, AMT, GNMA Insured
165	6.900%, 06/20/35	166
	Kauai County, Ser A, GO
250	5.000%, 08/01/21	296
150	5.000%, 08/01/23	180
250	4.000%, 08/01/24	279
250	3.250%, 08/01/23	266
	Kauai County, Ser A, GO, NATL Insured
415	5.000%, 08/01/21	416
	Maui County, GO
250	5.000%, 06/01/20	291
150	5.000%, 06/01/21	178
	Maui County, Ser A, GO
1,000	5.000%, 07/01/19, Pre-Refunded @ 100 (A)	1,063
	Maui County, Ser A, GO, AGM Insured
1,000	3.500%, 07/01/16	1,015
	Maui County, Ser A, GO, NATL Insured
1,000	4.750%, 07/01/16, Pre-Refunded @ 100 (A)	1,021
	Maui County, Ser B, GO
375	4.000%, 06/01/16	381

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Hawaii — (continued)
$500	4.000%, 06/01/21	$556
	Maui County, Ser B, GO, NATL Insured
500	5.000%, 07/01/16	511
	University of Hawaii, College Improvements Project, Ser A, RB, AGC Insured (A)
1,100	5.000%, 10/01/23, Pre-Refunded @ 100 (A)	1,137
	University of Hawaii, College Improvements Project, Ser A, RB, NATL Insured
200	5.000%, 07/15/19	205
150	5.000%, 07/15/22	154
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/38	116
	University of Hawaii, Ser A, RB, NATL Insured
975	5.000%, 07/15/21	999
2,000	4.500%, 07/15/23	2,043
350	3.500%, 07/15/28	352
	University of Hawaii, Ser A-2, RB
1,030	4.000%, 10/01/18	1,106
	University of Hawaii, Ser B, RB
2,000	5.000%, 10/01/34	2,369
1,000	4.000%, 10/01/23	1,149

		128,726

Indiana — 0.0%
	Indiana State, Housing & Community Development Authority, Ser C, RB, GNMA/FNMA/FHLMC Insured
75	4.100%, 06/01/27	79

Maine — 0.6%
	Maine State, Health & Higher Educational Facilities Authority, Ser A, RB
750	5.250%, 07/01/31	834

Maryland — 0.4%
	Maryland State, GO
575	5.000%, 03/01/22	660

Nebraska — 0.1%
	Omaha, GO
100	5.250%, 10/15/19, Pre-Refunded @ 100 (A)	112

New York — 2.6%
	Metropolitan Transportation Authority, Ser A, RB
1,000	4.000%, 11/15/20	1,114

December 31, 2015	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

New York — (continued)
	New York City Trust for Cultural Resources, Ser S, RB
$1,000	5.000%, 07/01/41	$1,146
	New York State, Dormitory Authority, Ser A, RB
500	5.000%, 03/15/31	594
	New York, New York, Ser D, GO
350	5.000%, 08/01/21	414
	New York, New York, Ser H, GO
500	5.000%, 08/01/20	580

		3,848

Ohio — 1.0%
	Akron, Income Tax Revenue, RB
1,000	5.000%, 12/01/33	1,143
	Ohio State, Ser B, GO
300	5.000%, 08/01/22	364

		1,507

Oklahoma — 0.1%
	Oklahoma City Water Utilities Trust, RB
125	5.000%, 07/01/40	140

Oregon — 0.2%
	Oregon State, Facilities Authority, Providence Health Services, RB
225	5.000%, 10/01/19	255

Tennessee — 0.4%
	Memphis, Ser A, GO
500	5.000%, 04/01/26	613

Texas — 1.4%
	Arlington, Higher Education Finance, RB
750	5.000%, 08/15/27	887
	Harris County, Metropolitan Transit Authority, Ser A, RB
425	5.000%, 11/01/24	507
	Midland County, Fresh Water Supply District No. 1, Ser A, RB
1,000	4.789%, 09/15/37 (B)	393
	North East, Independent School District, GO
275	5.250%, 02/01/28	356

		2,143

Utah — 0.2%
	Central Utah, Water Conservancy District, Ser B, GO
200	5.250%, 04/01/23	236

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

Face Amount (000)		Value (000)

Washington — 0.9%
	Port of Seattle, Ser A, RB
$750	5.000%, 08/01/26	$877
	Washington State, Ser R-2015, GO
450	5.000%, 07/01/20	522

		1,399

TOTAL MUNICIPAL BONDS (Cost $143,715)		148,184

SHORT-TERM INVESTMENT (C) — 0.3%
	Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares,
466,412	0.000% (Cost $466)	466

TOTAL INVESTMENTS (Cost $144,181) — 98.7%		$148,650

Percentages are based on Net Assets of $150,671 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C)	The rate reported is the 7-day effective yield as of December 31, 2015.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal Corp.

AMT — Alternative Minimum Tax

BHAC — Berkshire Hathaway Assurance Corporation

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2015

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Assets:
Investments, at Cost	$34,228	$34,113	$70,210

Investments, at Value	$39,541	$46,199	$71,720
Dividends and Interest Receivable	14	106	636
Reclaim Receivable	—	1	1
Prepaid Expenses	3	3	10

Total Assets	39,558	46,309	72,367

Liabilities:
Payable for Investment Securities Purchased	69	—	—
Advisory Fees Payable	25	25	19
Administrative Fees Payable	4	5	7
Shareholder Servicing Fees Payable	3	4	6
Income Distribution Payable	—	—	42
Chief Compliance Officer Fees Payable	—	1	1
Other Accrued Expenses Payable	29	28	41

Total Liabilities	130	63	116

Net Assets	$39,428	$46,246	$72,251

Paid-in Capital	$33,323	$37,548	$70,729
Undistributed Net Investment Income	—	—	2
Accumulated Net Realized Gain (Loss) on Investments	792	(3,388)	10
Net Unrealized Appreciation on Investments	5,313	12,086	1,510

Net Assets	$39,428	$46,246	$72,251

Class I Shares:
Net Assets	$39,428	$46,246	$72,251
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,827	3,438	7,371
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$13.95	$13.45	$9.80

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statement of Assets and Liabilities (000)

December 31, 2015

	Hawaii Municipal Bond Fund
Assets:
Investments, at Cost	$144,181

Investments, at Value	$148,650
Dividends and Interest Receivable	2,393
Receivable for Fund Shares Sold	4
Prepaid Expenses	8

Total Assets	151,055

Liabilities:
Income Distribution Payable	247
Advisory Fees Payable	22
Shareholder Servicing Fees Payable	13
Administrative Fees Payable	9
Payable for Fund Shares Redeemed	2
Chief Compliance Officer Fees Payable	2
Other Accrued Expenses Payable	89

Total Liabilities	384

Net Assets	$150,671

Paid-in Capital	$146,016
Undistributed Net Investment Income	28
Accumulated Net Realized Gain on Investments	158
Net Unrealized Appreciation on Investments	4,469

Net Assets	$150,671

Class I Shares:
Net Assets	$127,712
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,828
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.80

Class A Shares:
Net Assets	$22,959
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,127
Net Asset Value and Redemption Price Per Share — Class A (Net Assets / Shares Outstanding)	$10.80	*

Maximum Offering Price Per Shares — Class A ($10.80/ 97.00%)	$11.13

* Difference in net asset value recalculation and net asset value stated is caused by rounding differences.

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2015

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Investment Income:
Dividend Income	$138	$1,405	$—
Interest Income	—	—	2,274
Less: Foreign Taxes Withheld	(4)	(20)	—

Total Investment Income	134	1,385	2,274

Expenses:
Investment Adviser Fees	324	383	407
Shareholder Servicing Fees	109	129	185
Administrative Fees	88	104	148
Chief Compliance Officer Fees	2	2	3
Transfer Agent Fees	40	43	48
Audit Fees	12	15	24
Legal Fees	9	10	15
Printing Fees	8	10	14
Trustees’ Fees	5	6	8
Registration Fees	5	3	18
Custody Fees	5	5	5
Pricing Fees	1	1	11
Miscellaneous Expenses	4	5	6

Total Expenses	612	716	892

Less Waivers:
Shareholder Servicing Fees	(66)	(78)	(111)
Administrative Fees	(35)	(41)	(59)
Investment Adviser Fees	—	(52)	(160)

Total Waivers	(101)	(171)	(330)

Total Net Expenses	511	545	562

Net Investment Income (Loss)	(377)	840	1,712

Net Realized Gain on Investments	4,567	4,322	343
Net Change in Unrealized Depreciation on Investments	(836)	(4,932)	(1,733)

Net Realized and Unrealized Gain (Loss) on Investments	3,731	(610)	(1,390)

Increase in Net Assets Resulting from Operations	$3,354	$230	$322

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2015

Hawaii Municipal Bond Fund
Investment Income:
Interest Income	$4,893

Total Investment Income	4,893

Expenses:
Investment Adviser Fees	536
Shareholder Servicing Fees	383
Administrative Fees	306
Distribution Fees, Class A	56
Chief Compliance Officer Fees	7
Transfer Agent Fees	94
Audit Fees	48
Legal Fees	30
Printing Fees	30
Pricing Fees	24
Trustees’ Fees	17
Registration Fees	12
Custody Fees	8
Miscellaneous Expenses	13

Total Expenses	1,564

Less Waivers:
Investment Adviser Fees	(236)
Shareholder Servicing Fees	(230)
Administrative Fees	(199)

Total Waivers	(665)

Total Net Expenses	899

Net Investment Income	3,994

Net Realized Gain on Investments	1,127
Net Change in Unrealized Depreciation on Investments	(1,252)

Net Realized and Unrealized Loss on Investments	(125)

Increase in Net Assets Resulting from Operations	$3,869

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Strategic Growth Fund		Dividend Value Fund
	2015	2014	2015	2014
Investment Activities from Operations:
Net Investment Income (Loss)	$(377)	$(438)	$840	$1,292
Net Realized Gain on Investments	4,567	4,990	4,322	8,108
Net Change in Unrealized Depreciation on Investments	(836)	(846)	(4,932)	(2,978)

Increase in Net Assets Resulting from Operations	3,354	3,706	230	6,422

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	—	—	(847)	(1,298)
Capital Gains:
Class I Shares	(3,780)	(4,859)	—	—

Total Dividends and Distributions to Shareholders	(3,780)	(4,859)	(847)	(1,298)

Capital Share Transactions:
Proceeds from Shares Issued	417	5,067	232	1,238
Reinvestments of Cash Distributions	2,675	3,677	560	897
Cost of Shares Redeemed	(13,479)	(14,348)	(9,594)	(13,054)

Net Decrease in Net Assets from Capital Share Transactions	(10,387)	(5,604)	(8,802)	(10,919)

Total Decrease in Net Assets	(10,813)	(6,757)	(9,419)	(5,795)

Net Assets:
Beginning of Year	50,241	56,998	55,665	61,460

End of Year	$39,428	$50,241	$46,246	$55,665

Undistributed Net Investment Income	$—	$—	$—	$—

Share Transactions:
Shares Issued	29	339	18	99
Shares Issued in Lieu of Cash Distributions	193	250	42	70
Shares Redeemed	(913)	(986)	(711)	(1,025)

Net Decrease in Shares Outstanding from Share Transactions	(691)	(397)	(651)	(856)

Amounts designated as “—” are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	High Grade Income Fund		Hawaii Municipal Bond Fund
	2015	2014	2015	2014
Investment Activities from Operations:
Net Investment Income	$1,712	$1,737	$3,994	$3,995
Net Realized Gain on Investments	343	498	1,127	1,128
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,733)	1,911	(1,252)	4,107

Increase in Net Assets Resulting from Operations	322	4,146	3,869	9,230

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(1,709)	(1,739)	(3,440)	(3,436)
Class A Shares	N/A	N/A	(538)	(551)
Capital Gains:
Class I Shares	(423)	(423)	(882)	(198)
Class A Shares	N/A	N/A	(158)	(33)

Total Dividends and Distributions to Shareholders	(2,132)	(2,162)	(5,018)	(4,218)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	4,201	5,020	10,103	15,402
Reinvestments of Cash Distributions	1,451	1,447	689	612
Cost of Shares Redeemed	(6,233)	(7,816)	(14,637)	(13,999)

Total Class I Capital Share Transactions	(581)	(1,349)	(3,845)	2,015

Class A Shares:
Proceeds from Shares Issued	N/A	N/A	1,877	899
Reinvestments of Cash Distributions	N/A	N/A	549	446
Cost of Shares Redeemed	N/A	N/A	(1,625)	(4,156)

Total Class A Capital Share Transactions	N/A	N/A	801	(2,811)

Net Decrease in Net Assets from Capital Share Transactions	(581)	(1,349)	(3,044)	(796)

Total Increase (Decrease) in Net Assets	(2,391)	635	(4,193)	4,216

Net Assets:
Beginning of Year	74,642	74,007	154,864	150,648

End of Year	$72,251	$74,642	$150,671	$154,864

Undistributed Net Investment Income	$2	$—	$28	$15

Share Transactions:
Class I Shares:
Shares Issued	420	503	932	1,427
Shares Issued in Lieu of Cash Distributions	145	144	64	57
Shares Redeemed	(624)	(783)	(1,352)	(1,302)

Total Class I Transactions	(59)	(136)	(356)	182

Class A Shares:
Shares Issued	N/A	N/A	174	83
Shares Issued in Lieu of Cash Distributions	N/A	N/A	50	41
Shares Redeemed	N/A	N/A	(150)	(387)

Total Class A Transactions	N/A	N/A	74	(263)

Net Decrease in Shares Outstanding from Share Transactions	(59)	(136)	(282)	(81)

N/A – Not Applicable. Share class currently not offered.

Amounts designated as “—” are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

Financial Highlights

For a share outstanding throughout the years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions

STRATEGIC GROWTH FUND
Class I Shares:
2015	$14.28	$(0.13)	$1.21	$1.08	$—	$(1.41)	$(1.41)
2014	14.56	(0.12)	1.30	1.18	—	(1.46)	(1.46)
2013	13.56	(0.04)	4.59	4.55	—	(3.55)	(3.55)
2012	12.24	0.03	1.32 ††	1.35	(0.03)	—	(0.03)
2011	12.65	(0.01)	(0.40)	(0.41)	—	—	—
DIVIDEND VALUE FUND
Class I Shares:
2015	$13.62	$0.22	$(0.17)	$0.05	$(0.22)	$—	$(0.22)
2014	12.43	0.29	1.20	1.49	(0.30)	—	(0.30)
2013	9.83	0.21	2.61	2.82	(0.22)	—	(0.22)
2012	9.05	0.21	0.79	1.00	(0.22)	—	(0.22)
2011	8.68	0.19	0.37	0.56	(0.19)‡	—	(0.19)
HIGH GRADE INCOME FUND
Class I Shares:
2015	$10.05	$0.23	$(0.19)	$0.04	$(0.23)	$(0.06)	$(0.29)
2014	9.78	0.23	0.33	0.56	(0.23)	(0.06)	(0.29)
2013	10.51	0.22	(0.50)	(0.28)	(0.22)	(0.23)	(0.45)
2012	10.44	0.26	0.26	0.52	(0.26)	(0.19)	(0.45)
2011	10.42	0.35	0.36	0.71	(0.34)	(0.35)	(0.69)

HAWAII MUNICIPAL BOND FUND
Class I Shares:
2015	$10.88	$0.29	$(0.01)	$0.28	$(0.29)	$(0.07)	$(0.36)
2014	10.52	0.29	0.38	0.67	(0.29)	(0.02)	(0.31)
2013	11.13	0.29	(0.57)	(0.28)	(0.29)	(0.04)	(0.33)
2012	10.94	0.32	0.23	0.55	(0.32)	(0.04)	(0.36)
2011	10.41	0.36	0.53	0.89	(0.36)	—	(0.36)
Class A Shares:
2015	$10.88	$0.26	$(0.01)	$0.25	$(0.26)	$(0.07)	$(0.33)
2014	10.52	0.26	0.38	0.64	(0.26)	(0.02)	(0.28)
2013	11.13	0.27	(0.57)	(0.30)	(0.27)	(0.04)	(0.31)
2012	10.94	0.29	0.23	0.52	(0.29)	(0.04)	(0.33)
2011	10.41	0.33	0.53	0.86	(0.33)	—	(0.33)

(1)	Per share net investment income calculated using average shares.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
††	Includes payment by affiliate of $0.03 per share. If payments by affiliates were not made, total return would have been decreased by 0.27%.
‡	Includes return of capital of less than $0.01.

Amounts designated as “—” are either $0 or have been rounded to $0

Bishop Street Funds

Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$13.95	7.77%	$39,428	1.17%	1.40%	(0.86)%	55%
14.28	7.94	50,241	1.15	1.38	(0.83)	44
14.56	35.03	56,998	1.17	1.40	(0.26)	130
13.56	11.05 ††	46,644	1.17	1.40	0.21	68
12.24	(3.24)	50,413	1.16	1.39	(0.12)	53

$13.45	0.44%	$46,246	1.05%	1.38%	1.62%	24%
13.62	12.08	55,665	1.05	1.37	2.27	21
12.43	28.84	61,460	1.05	1.38	1.87	13
9.83	11.07	57,137	1.05	1.38	2.19	17
9.05	6.53	58,686	1.05	1.38	2.16	11

$9.80	0.37%	$72,251	0.76%	1.21%	2.31%	24%
10.05	5.77	74,642	0.76	1.20	2.32	28
9.78	(2.69)	74,007	0.76	1.21	2.18	35
10.51	5.05	85,771	0.76	1.20	2.47	39
10.44	6.94	93,106	0.76	1.17	3.31	52

$10.80	2.61%	$127,712	0.55%	0.98%	2.64%	28%
10.88	6.36	132,540	0.55	0.99	2.66	27
10.52	(2.47)	126,289	0.55	1.01	2.72	29
11.13	5.06	134,179	0.55	0.99	2.86	23
10.94	8.72	130,345	0.55	0.97	3.41	32

$10.80	2.36%	$22,959	0.80%	1.23%	2.39%	28%
10.88	6.10	22,324	0.80	1.24	2.41	27
10.52	(2.72)	24,359	0.80	1.26	2.47	29
11.13	4.80	25,660	0.80	1.24	2.61	23
10.94	8.45	23,381	0.80	1.22	3.16	32

The accompanying notes are an integral part of the financial statements.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

Notes to Financial Statements

December 31, 2015

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of four funds (each a Fund, collectively the “Funds”) which includes the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and the Hawaii Municipal Bond Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (U.S. GAAP). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual

Bishop Street Funds

market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Such methodologies typically include matrix systems which reflect such factors as security prices, yields, maturities and ratings. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2015, all investments in the Strategic Growth Fund and Dividend Value Fund were considered Level 1.

The following is a summary of the levels of inputs used in valuing the following Fund’s investments carried at value:

High Grade Income Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$38,329	$—	$38,329
U.S. Treasury Obligations	—	13,557	—	13,557
U.S. Government Agency
Obligations	—	6,838	—	6,838
Municipal Bonds	—	6,529	—	6,529
U.S. Government Mortgage-Backed
Obligations	—	4,892	—	4,892
Non-Agency Mortgage-Backed
Obligation	—	758	—	758
Short-Term Investment	817	—	—	817

Total Investments in Securities	$817	$70,903	$—	$71,720

Hawaii Municipal Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$148,184	$—	$148,184
Short-Term Investment	466	—	—	466

Total Investments in Securities	$466	$148,184	$—	$148,650

For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2015, there were no

Bishop Street Funds

transfers between Level 2 and Level 3 assets and liabilities. There were no Level 3 investments during the year ended December 31, 2015. For the year ended December 31, 2015, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

Discounts and premiums are accreted or amortized using the effective interest method over the life of each security and are recorded as interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

The Strategic Growth and Dividend Value Funds declare and pay dividends from net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income and Hawaii Municipal Bond. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of the agreement with MUFG Union Bank, N.A., the custodian of the Funds (the “Custodian”), if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2015, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Dividend Value Funds, 0.55% of the average daily net assets of the High Grade Income Fund, and 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund. The Adviser has contractually agreed, through April 30, 2016, to waive a portion of its advisory fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) to the extent necessary to

Bishop Street Funds

keep operating expenses at or below certain percentages of the respective average daily net assets. The contractual expense limitations are as follows:

Strategic Growth Fund, Class I Shares	1.25%
Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%

These fees and waivers are labeled on the Statement of Operations as “Investment Adviser Fees/Waivers.”

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2015, the Adviser did not recapture any previously waived fees.

As of December 31, 2015, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Total	Expires
$56	$179	$282	$517	12/31/2016
53	160	237	450	12/31/2017
52	160	236	448	12/31/2018

Columbia Management Investment Advisers, LLC (“Columbia”) serves as the investment sub-adviser for the Strategic Growth Fund and the Dividend Value Fund, pursuant to a sub-adviser agreement. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Strategic Growth Fund and the Dividend Value Fund, under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.

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Bishop Street Funds

4.	ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Funds. The Administrator has voluntarily agreed to waive its administrative fee to 0.12% of each of the Funds’ average daily net assets excluding the Hawaii municipal Bond Fund which is waived to 0.07% of its average daily net assets. For the year ended December 31, 2015, the Funds were charged as follows for these services: $88 in the Strategic Growth Fund, $104 in the Dividend Value Fund, $148 in the High Grade Income Fund and $306 in the Hawaii Municipal Bond Fund. For the year ended December 31, 2015, the Funds waived as follows for these services: $35 in the Strategic Growth Fund, $41 in the Dividend Value Fund, $59 in the High Grade Income Fund and $199 in the Hawaii Municipal Bond Fund. These fees and waivers are labeled as “Administrative Fees/Waivers” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custody Fees.”

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Funds. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Funds. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees.”

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the

Bishop Street Funds

fee it receives and amount it pays to third parties. For the year, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed by First Hawaiian Bank on behalf of SIDCO for the benefit of certain shareholders to the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees/Waivers” on the Statement of Operations.

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees.”

6.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2015 are presented below for the Funds.

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Purchases
U.S. Government Securities	$—	$—	$7,100	$—
Other	23,911	12,270	9,710	42,494
Sales and Maturities
U.S. Government Securities	$—	$—	$1,859	$—
Other	38,149	20,810	17,030	44,522

7.	FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP.

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Bishop Street Funds

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in paydown gains and losses, market discount, REIT adjustments, distribution reclassification and net operating loss offsetting short term capital gain have been reclassified:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Strategic Growth Fund	377	(377)
Dividend Value Fund	7	(7)
High Grade Income Fund	(1)	1
Hawaii Municipal Bond Fund	(3)	3

The tax character of dividends and distributions declared during the years ended December 31, 2015 and 2014 were as follows:

	Ordinary Income	Tax Exempt Income	Long Term Capital Gain	Total
Strategic Growth Fund
2015	$72	$—	$3,708	$3,780
2014	2,358	—	2,501	4,859
Dividend Value Fund
2015	$847	$—	$—	$847
2014	1,298	—	—	1,298
High Grade Income Fund
2015	$1,709	$—	$423	$2,132
2014	1,762	—	400	2,162
Hawaii Municipal Bond Fund
2015	$3	$3,978	$1,037	$5,018
2014	—	3,987	231	4,218

Bishop Street Funds

As of December 31, 2015, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Undistributed Tax Exempt Income	—	—	—	1
Undistributed Ordinary Income	113	—	2	—
Undistributed Long-Term Capital Gain Income	698	—	10	160
Capital Loss Carryforwards	—	(3,387)	—	—
Post October Losses	—	—	—	—
Unrealized Appreciation	5,294	12,085	1,510	4,494

Total Distributable Earnings	$6,105	$8,698	$1,522	$4,655

Post-October losses represent losses realized on investment transactions from November 1, 2015 through December 31, 2015 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

Dividend Value Fund
Dec. 2017	$1,549
Dec. 2018	1,838

Total	$3,387

During the year ended December 31, 2015, the Dividend Value Fund utilized capital loss carryforwards of $4,316.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

For Federal income tax purposes, the cost of securities owned at December 31, 2015, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Dividend Value, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2015 were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$34,247	$34,114	$70,210	$144,156

Gross Unrealized Appreciation	6,627	12,826	2,083	4,626
Gross Unrealized Depreciation	(1,333)	(741)	(573)	(132)

Net Unrealized Appreciation	$5,294	$12,085	$1,510	$4,494

8.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity and “interest rate risk” which is the potential for fluctuations in bond prices due to changing interest rates. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhance-

Bishop Street Funds

ments, as well as the name of the entity providing the largest proportion of enhancements in the Fund.

Hawaii Municipal Bond Fund
% of investments in securities with credit enhancements or liquidity enhancements	18.91%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	6.26% (National Public Finance Guarantee Corporation)

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

The market value of the Funds’ investments in fixed income securities may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	LINE OF CREDIT

Through June 4, 2015, the Funds, which are not jointly liable, had entered into an agreement which enabled them to participate in a $5 million unsecured committed revolving line of credit on a first come, first served basis, with MUFG Union Bank, N.A. (the “Bank”). The proceeds from the borrowings were used to finance the Funds’ short

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds

term general working capital requirements, including the funding of shareholder redemptions. Interest was charged to the Funds based on their borrowings during the period at the Bank current reference rate minus 1%.

For the year ended December 31, 2015, the Funds had the following borrowings under the line of credit:

Fund	Average Borrowings	Borrowing Costs	Number of Days Outstanding	Weighted Average Interest Rate
Strategic Growth Fund	$1	—	3	2.25%

10.	OTHER

At December 31, 2015, the percentage of total shares outstanding held by shareholders owning 10% or greater of total shares outstanding of each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
Strategic Growth Fund, Class I Shares	2	97.40%
Dividend Value Fund, Class I Shares	2	98.03
High Grade Income Fund, Class I Shares*	3	91.97
Hawaii Municipal Bond Fund, Class A Shares	1	65.73
Hawaii Municipal Bond Fund, Class I Shares	—	—
*	Includes one unaffiliated shareholder, all other shareholders in the above table are affiliated.

11.	SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

Bishop Street Funds

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Bishop Street Funds and the Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund (constituting Bishop Street Funds, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2016

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2015 to December 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Bishop Street Funds

(unaudited)

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Strategic Growth Fund — Class I

Actual Fund Return	$1,000.00	$994.10	1.17%	$5.90
Hypothetical 5% Return	1,000.00	1,019.29	1.17	5.98

Dividend Value Fund — Class I

Actual Fund Return	$1,000.00	$1,017.40	1.05%	$5.34
Hypothetical 5% Return	1,000.00	1,019.91	1.05	5.35

High Grade Income Fund — Class I

Actual Fund Return	$1,000.00	$1,007.10	0.76%	$3.84
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.87

Hawaii Municipal Bond Fund — Class I

Actual Fund Return	$1,000.00	$1,024.80	0.55%	$2.81
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80

Hawaii Municipal Bond Fund — Class A

Actual Fund Return	$1,000.00	$1,023.60	0.80%	$4.08
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2015 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2015 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest	(A+B+C) (D) Total Distributions (Tax Basis)
Strategic Growth Fund	98.09%	1.91%	0.00%	100.00%
Dividend Value Fund	0.00%	100.00%	0.00%	100.00%
High Grade Income Fund	19.82%	80.18%	0.00%	100.00%
Hawaii Municipal Bond Fund(6)	20.67%	0.00%	79.33%	100.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds

For the fiscal year ended December 31, 2015, each fund has designated the following items with regard to distributions paid during the year.

(E) Dividends Qualifying for Corporate Dividends Receivable Deduction(1)	(F) Qualifying Dividend Income(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
100.00%	100.00%	0.00%	0.00%	100.00%
100.00%	100.00%	0.00%	0.00%	0.00%
0.00%	0.00%	22.97%	99.31%	0.00%
0.00%	0.00%	0.00%	100.00%	0.00%

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(6)	For California income tax purposes, for the fiscal year ended December 31, 2015, the Hawaii Municipal Bond Fund designated 2.51% of their distributions paid from net investment income as exempt interest dividends under Section 17145 of the California Revenue and Taxation Code.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Board of Trustees and Officers

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund., The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust . President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisor’s Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 – 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2015	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 53 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012 – present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014 – present). Associate Stradley Ronan Stevens & Young (2009 – 2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

Bishop Street Funds

(unaudited)

Other Directorships Held by Trustee

None.
None.
None.
None.
None.

December 31, 2015	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

MUFG UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565

OR YOUR INVESTMENT SPECIALIST

VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

BISHOP STREET FUNDS P.O. BOX 219721 KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS’ SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-2100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the past fiscal year.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$95,400	N/A	N/A	$92,700	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

((a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Dated: March 7, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Dated: March 7, 2016

*	Print the name and title of each signing officer under his or her signature.